Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$37,359,587	$-	$37,359,587
Short Term Investments	19,706,474	-	-	19,706,474
Total Investments	$19,706,474	$37,359,587	$-	$57,066,061

Other Financial Instruments*
Futures	$1,615,513	$-	$-	$1,615,513

* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures.  Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.